Exhibit 10.6

FORM OF Registration Rights Agreement

This Registration Rights Agreement (this “Agreement”) is made and entered into effective as of ___, 2019, among Odyssey Semiconductor Technologies, Inc., a Delaware corporation (the “Company”), the persons who have purchased the Offering Shares (as defined below) and have executed omnibus or counterpart signature page(s) hereto (each, a “Purchaser” and collectively, the “Purchasers”), the persons or entities identified on Schedule 1 hereto holding Placement Agent Warrants (collectively, the “Brokers”), the persons or entities identified on Schedule 2 hereto holding Exchange Shares and the persons or entities identified on Schedule 3 hereto holding Pre-Share Exchange Shares. Capitalized terms used herein shall have the meanings ascribed to them in Section 1 below or in the Subscription Agreement.

RECITALS:

WHEREAS, the Company has offered and sold in compliance with Rule 506(b) of Regulation D promulgated under the Securities Act to accredited investors in a private placement offering (the “Offering”) shares of the common stock of the Company, par value $0.0001 per share, pursuant to that certain Subscription Agreement entered into by and between the Company and each of the subscribers for the Offering Shares set forth on the signature pages affixed thereto (the “Subscription Agreement”); and

WHEREAS, the Company has agreed to enter into a registration rights agreement with each of the Purchasers in the Offering who purchased the Offering Shares and with the Brokers, or their designees, who hold Placement Agent Warrants and those holders of Exchange Shares or Pre-Share Exchange Shares; and

WHEREAS, prior to the initial closing of the Offering, the Company will acquire 100% of the issued and outstanding equity securities in Odyssey Semiconductor, Inc., a Delaware Corporation (“Odyssey”) from the stockholders of Odyssey in exchange for 5,666,667 shares (the “Exchange Shares”) of Common Stock (the “Share Exchange”). Upon the consummation of the Share Exchange, Odyssey will become a wholly owned subsidiary of the Company.

Now, Therefore, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:

1.                  Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Approved Market” means the OTC Markets Group, the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American.

“Blackout Period” means, with respect to a registration, a period during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such registration statement, if any, or the filing of an amendment to such registration statement in the circumstances described in Section 4(h) below, would be seriously detrimental to the Company and its stockholders, in each case commencing on the day the Company notifies the Holders that they are required, because of the determination described above, to suspend offers and sales of Registrable Securities and ending on the earlier of (1) the date upon which the material non-public information resulting in the Blackout Period is disclosed to the public or, in the sole discretion of the Company, ceases to be material and (2) such time as the Company notifies the selling Holders that sales pursuant to such Registration Statement or a new or amended Registration Statement may resume; provided, however, that no Blackout Period shall extend for a period of more than thirty (30) consecutive Trading Days and aggregate Blackout Periods shall not exceed sixty (60) Trading Days in any twelve (12) month period.

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“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which banks in the State of New York are required or authorized to close.

“Commission” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Shares” means the shares of Common Stock issued in exchange for all of the equity securities of Odyssey that are outstanding immediately prior to the closing of the Share Exchange.

“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

“Filing Date” means the date that the Registration Statement is initially filed with the SEC.

“Holder” means (i) each Purchaser or any of such Purchaser’s respective successors and Permitted Assignees who acquire rights in accordance with this Agreement with respect to any Registrable Securities directly or indirectly from a Purchaser or from any Permitted Assignee; (ii) each Broker or any of such Broker’s respective successors and Permitted Assignees who acquire rights in accordance with this Agreement with respect to any Registrable Securities directly or indirectly from any Broker or from any Permitted Assignee; (iii) each holder of Pre-Share Exchange Shares or its respective successors and Permitted Assignees who acquire rights in accordance with this Agreement with respect to any Registrable Securities directly or indirectly from such holder or from any Permitted Assignee thereof; and (iv) each holder of the Exchange Shares or its respective successors and Permitted Assignees who acquire rights in accordance with this Agreement with respect to any Registrable Securities directly or indirectly from such holder or from any Permitted Assignee thereof.

“IPO” means the Company’s first primary public offering of its Common Stock, or other equity or equity-linked securities, under the Securities Act.

“Majority Holders” means, at any time, Holders of a majority of the Registrable Securities then outstanding.

“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity or trust that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.

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“Placement Agent Warrants” shall have the meaning set forth in the Subscription Agreement.

“Offering Shares” means the shares of Common Stock issued to the Purchasers pursuant to the Subscription Agreement and any shares of Common Stock issued or issuable with respect to such shares upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Pre-Share Exchange Shares” means 3,566,667 shares of Common Stock of the Company issued or issuable prior to the consummation of the Share Exchange.

“Registrable Securities” means (a) the Offering Shares, (b) the shares of Common Stock issuable upon exercise of the Placement Agent Warrants, (c) the Exchange Shares, and (d) the Pre-Share Exchange Shares; but, in each case, excluding any otherwise Registrable Securities that (i) have been sold or otherwise transferred other than to a Permitted Assignee, or (ii) may be sold at the time under the Securities Act without restriction, including manner of sale, current information requirements or volume limitations either pursuant to Rule 144 of the Securities Act or otherwise during any ninety (90) day period.

“Registration Default Period” means the period during which any Registration Event occurs and is continuing.

“Registration Effectiveness Date” means the date that is one hundred and twenty (120) calendar days after the Filing Date.

“Registration Event” means the occurrence of any of the following events:

(a)               the Company fails to file with the Commission the Registration Statement on or before the Registration Filing Date;

(b)               the Registration Statement is not declared effective by the Commission on or before the Registration Effectiveness Date;

(c)               after the SEC Effective Date, the Registration Statement ceases for any reason to remain continuously effective or the Holders are otherwise not permitted to utilize the prospectus therein to resell the Registrable Securities for a period of more than fifteen (15) consecutive Trading Days, except for Blackout Periods permitted herein and except for suspension of the use of the Registration Statement in connection with its post-effective amendment in connection with the filing of the Company’s Annual Report on Form 10-K for the time reasonably required to respond to any comments from the staff of the Commission (the “Staff”) on the Company’s Annual Report on Form 10-K, and as excused pursuant to Section 3(a) below; or

(d)               following the listing or inclusion for quotation on an Approved Market, the Registrable Securities, if issued and outstanding, are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market, which at the time constitutes the principal markets for the Common Stock, for more than three (3) full, consecutive Trading Days; provided, however, a Registration Event shall not be deemed to occur if all or substantially all trading in equity securities (including the Common Stock) is suspended or halted on the Approved Market for any length of time.

“Registration Filing Date” means the date that is one hundred and eighty (180) calendar days after the final closing of the Offering; provided; however, that, in the event the Company has not engaged an investment bank in connection with the IPO by the Resale Deadline, then the Registration Filing Date shall be the date within fifteen (15) calendar days after the Resale Deadline.

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“Registration Statement” means the registration statement that the Company is required to file pursuant to Section 3(a) of this Agreement to register the Registrable Securities.

“Resale Deadline” means the date that is within ninety (90) calendar days after the final closing of the Offering.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.

“Rule 145” means Rule 145 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.

“Rule 415” means Rule 415 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“SEC Effective Date” means the date the Registration Statement is declared effective by the Commission.

“Trading Day” means any day on which such national securities exchange, the OTC Markets Group or such other securities market or quotation system, which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

2.                  Term. This Agreement shall terminate with respect to each Holder on the earlier of: (i) the date that is two (2) years from the SEC Effective Date and (ii) the date on which all Registrable Securities held by such Holder have been transferred other than to a Permitted Assignee. Notwithstanding the foregoing, Section 3(b), Section 5(d), Section 6, Section 8, Section 9 and Section 11 shall survive the termination of this Agreement.

3.                  Registration.

(a)               Registration on Form S-1. The Company shall file with the Commission a Registration Statement on Form S-1, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for an IPO and the resale by the Holders of all of the Registrable Securities, and the Company shall (i) use its commercially reasonable efforts to make the initial filing of the Registration Statement with the Commission no later than the Registration Filing Date, (ii) use its commercially reasonable efforts to cause such Registration Statement to be declared effective no later than the Registration Effectiveness Date and (iii) use its commercially reasonable efforts to keep such Registration Statement effective for a period of two (2) years after the SEC Effective Date or for such shorter period ending on the date on which all Registrable Securities have been transferred other than to a Permitted Assignee (the “Effectiveness Period”); provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section, or keep such registration effective pursuant to the terms hereunder, in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so; and provided further, the Company shall be entitled to suspend the effectiveness of the Registration Statement at any time prior to the expiration of the Effectiveness Period during a Blackout Period. Notwithstanding the foregoing, in the event that the Staff should limit the number of Registrable Securities that may be sold pursuant to the Registration Statement, the Company may remove from the Registration Statement such number of Registrable Securities as specified by the Commission on behalf of all of the holders of Registrable Securities first from the shares of Common Stock issuable upon exercise of the Placement Agent Warrants, on a pro-rata basis among the holders thereof (and on an as-exercised basis with respect to any Placement Agent Warrants not then exercised), second, from the other Registrable Securities, on a pro rata basis among the holders thereof (such Registrable Securities, the “Reduction Securities”). In such event, the Company shall give the Purchasers prompt notice of the number of Registrable Securities excluded therefrom. The Company shall use its commercially reasonable efforts at the first opportunity that is permitted by the Commission to register for resale the Reduction Securities (pro rata among the Holders of such Reduction Securities) using one or more registration statements that it is then entitled to use. The Company shall use its commercially reasonable efforts to cause each such registration statement to be declared effective under the Securities Act as soon as possible, and shall use its commercially reasonable efforts to keep such registration statement continuously effective under the Securities Act during the entire Effectiveness Period. Notwithstanding the foregoing, the Company shall be entitled to suspend the effectiveness of such Registration Statement at any time prior to the expiration of the Effectiveness Period for the reasons and time periods during a Blackout Period. No liquidated damages shall accrue or be payable to any Holder pursuant to Section 3(b) below with respect to any Registrable Securities that are excluded by reason of the Staff limiting the number of Registrable Securities that may be sold pursuant to a registration statement; provided that the Company continues to use commercially reasonable efforts to register such Registrable Securities for resale by other available means. Notwithstanding anything herein to the contrary, if the Commission limits the Company’s ability to file, or prohibits or delays the filing of a new registration statement, the Company’s compliance with such limitation, prohibition or delay solely to the extent of such limitation, prohibition or delay shall not be deemed a failure by the Company to use commercially reasonable efforts as set forth above or elsewhere in this Agreement and shall not require the payment of any liquidated damages by the Company under this Agreement.

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(b)               Liquidated Damages. If a Registration Event occurs, then the Company will make payments to each Holder of Registrable Securities, as liquidated damages to such Holder by reason of the Registration Event, a cash sum calculated at a rate of twelve percent (12%) per annum of the total of the following, to the extent applicable to such Holder: (i) if the Holder purchased Registrable Securities pursuant to the Subscription Agreement, the aggregate purchase price paid by such Holder pursuant to the Subscription Agreement, (ii) if the Holder is a Placement Agent or a designee of a Placement Agent, $1.50 upon exercise of Placement Agent Warrants (or in the case of unexercised Placement Agent Warrants, of the exercise price thereof), or (iii) if the Holder is a Holder of Exchange Shares or Pre-Share Exchange Shares, the product of $1.50 (as adjusted for stock splits, stock dividends, combinations, recapitalizations or similar events) multiplied by the number of Exchange Shares or Pre-Share Exchange Shares held by such Holder, but in each case of (i)-(iii), only with respect to such Holder’s Registrable Securities that are affected by such Registration Event and only for the period during which such Registration Event continues to affect such Registrable Securities. Notwithstanding the foregoing, the maximum amount of liquidated damages that may be paid by the Company pursuant to this Section 3(b) shall be an amount equal to eight percent (8%) of the applicable foregoing amounts described in clauses (i), (ii) and (iii) in the preceding sentence with respect to such Holder’s Registrable Securities that are affected by all Registration Events in the aggregate. Each payment of liquidated damages pursuant to this Section 3(b) shall be due and payable in arrears within five (5) days after the end of each full 30-day period of the Registration Default Period until the termination of the Registration Default Period and within five (5) days after such termination. The Registration Default Period shall terminate upon the earlier of such time as the Registrable Securities that are affected by the Registration Event cease to be Registrable Securities or (i) the filing of the Registration Statement in the case of clause (a) of the definition of Registration Event, (ii) the SEC Effective Date in the case of clause (b) of the definition of Registration Event, (iii) the ability of the Holders to effect sales pursuant to the Registration Statement in the case of clause (c) of the definition of Registration Event, and (iv) the listing or inclusion and/or trading of the Common Stock on an Approved Market, as the case may be, in the case of clause (d) of the definition of Registration Event. The amounts payable as liquidated damages pursuant to this Section 3(b) shall be payable in lawful money of the United States. Notwithstanding the foregoing, the Company will not be liable for the payment of liquidated damages described in this Section 3(b) for any delay in registration of Registrable Securities that would otherwise be includable in the Registration Statement pursuant to Rule 415 solely as a result of a comment received from the Staff requiring a limit on the number of Registrable Securities included in such Registration Statement in order for such Registration Statement to be able to avail itself of Rule 415, or, with respect to a Holder, if such Holder fails to provide to the Company information concerning the Holder and manner of distribution of the Holder’s Registrable Securities that is required by SEC Rules to be disclosed in a registration statement utilized in connection with the registration of the Registrable Securities. In the event of any such circumstance, the Company will use its commercially reasonable efforts at the first opportunity that is permitted by the Commission to register for resale the Registrable Securities that have been cut back from being registered pursuant to Rule 415 only with respect to that portion of the Holders’ Registrable Securities that are then Registrable Securities.

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(c)               Other Limitations. Notwithstanding the provisions of Section 3(b) above, if (i) the Commission does not declare the Registration Statement effective on or before the Registration Effectiveness Date, or (ii) the Commission allows the Registration Statement to be declared effective at any time before or after the Registration Effectiveness Date, subject to the withdrawal of certain Registrable Securities from the Registration Statement, and the reason for (i) or (ii) is the Commission’s determination that (x) the offering of any of the Registrable Securities constitutes a primary offering of securities by the Company, (y) Rule 415 may not be relied upon for the registration of the resale of any or all of the Registrable Securities, and/or (z) a Holder of any Registrable Securities must be named as an underwriter, the Holders understand and agree that in the case of (ii) the Company may (notwithstanding anything to the contrary contained herein) reduce, on a pro rata basis, in the manner provided above, the total number of Registrable Securities to be registered on behalf of each such Holder, and in the case of (i) or (ii) the Holder shall not be entitled to liquidated damages with respect to the Registrable Securities not registered for the reason set forth in (i) or so reduced on a pro rata basis as set forth in (ii) above. The Company shall use its commercially reasonable efforts at the first opportunity that is permitted by the Commission to register for resale the Reduction Securities (pro rata among the Holders of such Reduction Securities) using one or more registration statements that it is then entitled to use. The Company shall use its commercially reasonable efforts to cause each such registration statement to be declared effective under the Securities Act as soon as possible, and shall use its commercially reasonable efforts to keep such registration statement continuously effective under the Securities Act during the entire Effectiveness Period. No liquidated damages shall accrue or be payable to any Holder pursuant to this Section 3(c) with respect to any Registrable Securities that are excluded by reason of the Staff limiting the number of Registrable Securities that may be sold pursuant to a registration statement; provided that the Company continues to use commercially reasonable efforts to register such Registrable Securities for resale by other available means. Notwithstanding anything herein to the contrary, if the Commission limits the Company’s ability to file, or prohibits or delays the filing of a new registration statement, the Company’s compliance with such limitation, prohibition or delay solely to the extent of such limitation, prohibition or delay shall not be deemed a failure by the Company to use commercially reasonable efforts as set forth above or elsewhere in this Agreement and shall not require the payment of any liquidated damages by the Company under this Agreement.

(d)               If the Company receives a written notice from the Holders of at least 50% of the Registrable Securities then outstanding that they desire to distribute the Registrable Securities held by them (or a portion thereof) by means of an underwritten offering or a block trade, the Company shall use commercially reasonable efforts to promptly engage one or more underwriter(s) or investment bank(s) to conduct such an offering of the Registrable Securities (a “Secondary Offering”). The underwriter(s) or investment bank(s) will be selected by the Company and shall be reasonably acceptable to the Holders of a majority of the Registrable Securities providing such notice. All Holders proposing to distribute their securities through such Secondary Offering shall enter into an underwriting agreement or other agreement(s), including any lock-up or market standoff agreements, in customary form with the underwriter(s) or investment bank(s) selected for such Secondary Offering as may be mutually agreed upon among the Company, the underwriter(s) or investment bank(s) and the selling Holders. In connection with a Secondary Offering, the Company shall enter into and perform its obligations under an underwriting agreement or other agreement(s), in usual and customary form as may be mutually agreed upon among the Company, the underwriter(s) or investment bank(s) and the selling Holders. Notwithstanding any other provision of this Section 3(d), if the underwriter(s) or investment bank(s) advise(s) such Holders that marketing factors require a limitation on the number of shares to be offered in the Secondary Offering, then the number of shares, including the Registrable Securities, that may be included in such Secondary Offering shall be allocated among such Holders of Registrable Securities, and any other holders of shares, as follows: (i) first to such Holders of Registrable Securities in proportion (as nearly as practicable) to the number of Registrable Securities owned by each such Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; and (ii) second to all other holders of securities included in the Secondary Offering.

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4.                  Registration Procedures. The Company will keep each Holder reasonably advised as to the filing and effectiveness of the Registration Statement. At its expense with respect to the Registration Statement, the Company will:

(a)               prepare and file with the Commission with respect to the Registrable Securities, a Registration Statement in accordance with Section 3(a) hereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and to remain effective for the Effectiveness Period;

(b)               not name any Holder in the Registration Statement as an underwriter without that Holder’s prior written consent;

(c)               if the Registration Statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(d)               prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective during the Effectiveness Period;

(e)               not less than four (4) Trading Days prior to filing a Registration Statement or any related prospectus or any amendment or supplement thereto, the Company shall furnish to the Holders that hold at least 5% of the total number of Registrable Securities (appropriately adjusted for any stock split, dividend, combination or other recapitalization) copies of or a link to all such documents proposed to be filed (other than those incorporated by reference) and duly consider any comments timely provided by the Holders;

(f)                furnish, without charge, to each Holder of Registrable Securities covered by such Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed under Rule 424 of the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may reasonably require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period; provided that the Company shall have no obligation to furnish any document pursuant to this clause that is available on the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system;

(g)               use its commercially reasonable efforts to register or qualify such registration under such other applicable securities laws of such jurisdictions within the United States as any Holder of Registrable Securities covered by such Registration Statement reasonably requests and as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable Registration Statement is deemed effective by the Commission) and do any and all other acts and things reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction where it has not already done so;

(h)               as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event, which comes to the Company’s attention, that will after the occurrence of such event cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period; provided that any and all information provided to the Holder pursuant to such notification shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law;

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(i)                 comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such Registration Statement;

(j)                 as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission or any other federal or state governmental authority of any stop order or other suspension of effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

(k)               use its commercially reasonable efforts to cause the shares of Common Stock to be quoted or listed on an Approved Market;

(l)                 submit a listing application with an Approved Market no later than the Registration Filing Date, to the extent it believes it will satisfy the listing standards of such Approved Market or, in the event the Company does not believe it will satisfy such listing standards, file a Form 15c2-11 with the Financial Industry Regulatory Authority (“FINRA”) no later than the SEC Effective Date;

(m)             provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock at all times and cooperate with the Holders to facilitate the timely preparation and delivery of the Registrable Securities to be delivered to a transferee pursuant to the Registration Statement (whether electronically or in certificated form) which Registrable Securities shall be free, to the extent permitted by the Subscription Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request;

(n)               cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to issue and deliver, or cause its transfer agent to issue and deliver, certificates representing Registrable Securities to be offered pursuant to the Registration Statement within a reasonable time after the delivery of certificates representing the Registrable Securities to the transfer agent or the Company, as applicable, and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request;

(o)               notify the Holders, the Placement Agents and their counsel as promptly as reasonably possible and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day: (i)(A) when a prospectus or any prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “no review,” “review” or a “completion of a review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a selling stockholder, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has been declared effective, provided, however, that such notice under this clause (C) shall be delivered to each Holder; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information that pertains to the Holders as selling stockholders; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (iv) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, prospectus or other documents so that, in the case of a Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (v) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its subsidiaries;

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(p)               during the Effectiveness Period, refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Holders to sell Registrable Securities by reason of the limitations set forth in Regulation M of the Exchange Act;

(q)               use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

(r)                cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder, and the Company shall pay the filing fee required by such filing within two (2) Trading Days of the request therefor; and

(s)                take all other commercially reasonable actions necessary to enable, expedite, or facilitate the Holders to dispose of the Registrable Securities by means of the Registration Statement during the term of this Agreement.

5.                  Obligations of the Holders.

(a)               Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(h) hereof or of the commencement of a Blackout Period, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(h) hereof or notice of the end of the Blackout Period.

(b)               The Holders of the Registrable Securities shall provide such information as may reasonably be requested by the Company in connection with the preparation of any registration statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 3(a) of this Agreement and in connection with the Company’s obligation to comply with federal and applicable state securities laws, including a completed questionnaire in the form attached to the Subscription Agreement as Annex A (a “Selling Securityholder Questionnaire”) or any update thereto not later than three (3) Business Days following a request therefore from the Company.

(c)               Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

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(d)               Each Holder, by its acceptable of the Registrable Securities, agrees that in connection with the IPO, such Holder shall not, without the prior written consent of such managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO and ending on the date specified by the Company and such managing underwriter (such period not to exceed one hundred and eighty (180) days or such longer period, as the managing underwriter or the Company shall reasonably request in order to facilitate compliance with NYSE Member Rule 472 or any successor or similar rule or regulation), (a) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable for or exchangeable for shares of Common Stock (whether such shares or any such securities are then owned by the holder or are thereafter acquired), or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 5(d) shall not apply to sales of Registrable Securities to be included in a Secondary Offering pursuant to Section 3(d). The managing underwriter in connection with the IPO are intended third party beneficiaries of this Section 5(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stock-transfer instructions with respect to any securities subject to the foregoing restriction until the end of such period.

6.                  Registration Expenses. The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, any FINRA filing fees, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of counsel for the Company and of the Company’s independent accountants; provided, that, in any underwritten registration or other Secondary Offering, the Company shall have no obligation to pay any underwriting discounts, selling commissions or transfer taxes attributable to the Registrable Securities being sold by the Holders thereof, which underwriting discounts, selling commissions and transfer taxes shall be borne by such Holders. Except as provided in this Section 6 and Section 8 of this Agreement, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder or for any other fees, disbursements and expenses incurred by Holders not specifically agreed to in this Agreement.

7.                  Assignment of Rights. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that any Holder may assign its rights under this Agreement without such consent (a) to a Permitted Assignee as long as (i) such transfer or assignment is effected in accordance with applicable securities laws; (ii) such transferee or assignee agrees in writing to become bound by and subject to the terms of this Agreement; and (iii) such Holder notifies the Company in writing of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned; or (b) as otherwise permitted under the Subscription Agreement or the Placement Agent Warrants. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto (other than by merger or consolidation or to an entity which acquires the Company including by way of acquiring all or substantially all of the Company’s assets).

8.                  Indemnification.

(a)               In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, employees and agents and each other person, if any, who controls or is under common control with such Holder within the meaning of Section 15 of the Securities Act (collectively, the “Holder Indemnified Parties”), against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder Indemnified Parties may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Holder Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case (i) to the extent, but only to the extent, that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises solely out of or is solely based upon (x) an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information included in the Selling Securityholder Questionnaire, furnished by a Holder or its representative (acting on such Holder’s behalf) to the Company expressly for use in the preparation thereof or (y) the failure of a Holder to comply with the covenants and agreements contained in Section 5 hereof respecting the sale of Registrable Securities; or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder to so provide such amended preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such shares by the Holder.

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(b)               As a condition to including Registrable Securities in any registration statement filed pursuant to this Agreement, each Holder agrees, severally and not jointly, to be bound by the terms of this Section 8 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors, officers, partners, and each underwriter, if any, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise solely out of or are solely based upon any untrue statement of a material fact or any omission of a material fact required to be stated in any registration statement, any preliminary prospectus, final prospectus, summary prospectus, amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is included or omitted in reliance upon and in conformity with written information included in the Selling Securityholder Questionnaire, furnished by the Holder or its representative (acting on such Holder’s behalf) to the Company expressly for use in the preparation thereof, and such Holder shall reimburse the Company, and its directors, officers, partners, and any such controlling persons for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, action, or proceeding; provided, however, that any indemnity obligation contained in this Section 8(b) shall in no event exceed the amount of the net proceeds received by such Holder as a result of the sale of such Holder’s Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

(c)               Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 8 (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice in any material respect. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified party and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified party nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

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(d)               If an indemnifying party does not or is not permitted to assume the defense of an action pursuant to Section 8(c) or in the case of the expense reimbursement obligation set forth in Sections 8(a) and 8(b), the indemnification required by Sections 8(a) and 8(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses, losses, damages, or liabilities are incurred.

(e)               If the indemnification provided for in Sections 8(a) or 8(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (i) in such proportion as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, then in such proportion as is appropriate to reflect not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. Notwithstanding any other provision of this Section 8(e), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the Registration Statement exceeds the amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement of a material fact or omission, except in the case of fraud or willful misconduct. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f)                The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the indemnifying parties may have to the indemnified parties and are not in diminution or limitation of the indemnification provisions under the Subscription Agreement.

9.                  Rule 144. Following the SEC Effective Date, the Company will use its commercially reasonable efforts to timely file all reports required to be filed by the Company after the date hereof under the Exchange Act and the rules and regulations adopted by the Commission thereunder, and if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell shares of Common Stock under Rule 144.

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10.              Independent Nature of Each Purchaser’s Obligations and Rights. The obligations of each Purchaser and each Broker under this Agreement are several and not joint with the obligations of any other Purchaser or Broker, and each Purchaser and each Broker shall not be responsible in any way for the performance of the obligations of any other Purchaser or any Broker under this Agreement. Nothing contained herein and no action taken by any Purchaser or Broker pursuant hereto, shall be deemed to constitute such Purchasers and/or Brokers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers and/or Brokers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser and each Broker shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser or Broker to be joined as an additional party in any proceeding for such purpose.

11.              Miscellaneous.

(a)               Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the United States of America and the State of Delaware, both substantive and remedial, without regard to Delaware conflicts of law principles. Any judicial proceeding brought against either of the parties to this Agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the state or federal courts located in the State of Delaware and, by its execution and delivery of this Agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

(b)               Remedies. Except as otherwise specifically set forth herein with respect to a Registration Event, in the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Except as otherwise specifically set forth herein with respect to a Registration Event, the Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(c)               No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities and securities to be sold in the IPO. Other than the Registration Statement for the IPO and/or the Registrable Securities, the Company shall not file any other registration statements, other than on Forms S-4 or S-8 or their then equivalents, until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

(d)               Piggy-Back Registrations. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account (other than the IPO) or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 11(d) after the Effectiveness Period or that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective Registration Statement that is available for resales or other dispositions by such Holder or otherwise cease to be deemed “Registrable Securities.”

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(e)               Subsequent Registration Rights. Until the Registration Statement required hereunder is declared effective by the Commission, the Company shall not enter into any agreement granting any registration rights with respect to any of its securities to any Person without the written consent of Holders representing no less than a majority of the outstanding Registrable Securities.

(f)                Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assignees, executors and administrators of the parties hereto.

(g)               No Inconsistent Agreements. The Company has not entered, as of the date hereof, and shall not enter, on or after the date of this Agreement, into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(h)               Entire Agreement. This Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(i)                 Notices, etc. All notices, consents, waivers, and other communications which are required or permitted under this Agreement shall be in writing will be deemed given to a party (a) upon receipt, when personally delivered; (b) one (1) Business Day after deposit with a nationally recognized overnight courier service with next day delivery specified, costs prepaid) on the date of delivery, if delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (c) the date of transmission if sent by e-mail with confirmation of transmission by the transmitting equipment if such notice or communication is delivered prior to 5:00 P.M., New York City time, on a Trading Day, or the next Trading Day after the date of transmission, if such notice or communication is delivered on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, provided confirmation of email is kept on file, whether electronically or otherwise, by the sending party and the sending party does not receive an automatically generated message from the recipients email server that such e-mail could not be delivered to such recipient; (d) the date received or rejected by the addressee, if sent by certified mail, return receipt requested, postage prepaid; or (e) seven (7) days after the placement of the notice into the mails (first class postage prepaid), to the party at the address or e-mail address furnished by the such party,

If to the Company, to:

Odyssey Semiconductor Technologies, Inc.

950 Danby Road, Suite 125

Ithaca, New York 14850

Attn: Richard J. Brown, CEO

Email:

if to a Holder, to:

such Holder at the address set forth on the signature page hereto or the Company’s records;

or at such other address as any party shall have furnished to the other parties in writing in accordance with this Section 11(i).

(j)                 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

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(k)               Counterparts. This Agreement may be executed in any number of counterparts, and with respect to any Purchaser, by execution of an Omnibus Signature Page to this Agreement and the Subscription Agreement, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. In the event that any signature is delivered by an e-mail, which contains a copy of an executed signature page such as a portable document format (.pdf) file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such e-mail of an executed signature page such as a .pdf signature page were an original thereof.

(l)                 Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(m)             Amendments. Except as otherwise provided herein, the provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Majority Holders; provided that this Agreement may not be amended and the observance of any term hereof may not be waived with respect to any Holder without the written consent of such Holder unless such amendment or waiver applies to all Holders in the same fashion. The Purchasers and Brokers acknowledge that by the operation of this Section, the Majority Holders may have the right and power to diminish or eliminate all rights of the Purchasers and/or Brokers under this Agreement.

[company signature page follows]

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Schedule 1

Brokers

1.	EFD Capital Inc.
2.	Michael Silverman
3.	Stephen Renaud

Schedule 2

Holders of Exchange Shares

1. Richard J. Brown

2. James R. Shealy

3. Jeffrey B. Shealy

Schedule 3

Holders of Pre-Share Exchange Shares

1. Mark Tompkins
2. Ian Jacobs
3. The Mark A. Emalfarb Trust dated October 1, 1987
4. Montrose Capital Partners Limited
5. Scott Wilfong
6. The Del Mar Consulting Group, Inc. Retirement Plan Trust
7. Barbara Glenns
8. Michael Silverman
9. Paul Tompkins
10. Steve Renaud
11. MSK Venture Partners, LLC

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